                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                      ------------------------------------

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                      ------------------------------------

         Date of Report (date of earliest event reported): July 25, 2002

                      ------------------------------------

                               I-LINK INCORPORATED
             (Exact name of registrant as specified in its charter)

                      ------------------------------------

            Florida                      0-17973                 59-2291344
(State or other jurisdiction of  (Commission File Number)     (I.R.S. Employer
        incorporation)                                       Identification No.)

          13751 South Wadsworth Park Drive, Suite 200, Draper, UT 84020
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (801) 576-5000

                      ------------------------------------

Item 5.  Other Events

         On July 25, 2002, I-Link Incorporated ("I-Link" or the "Company") announced that it has entered into an agreement to restructure a substantial portion of its outstanding indebtedness and to provide for the financing of the Company on the terms set forth in the Press Release attached hereto as
Exhibit 99.1, and incorporated herein by reference. The foregoing description is subject in its entirety to the full text of the Debt Restructuring Agreement attached hereto as Exhibit 99.2 The restructuring is subject to shareholder approval and the approval of certain Federal and state regulatory agencies.

Item 7.  Financial Statements and Exhibits

(c)      EXHIBITS.
         --------

              Exhibit 99.1  Press Release dated July 26, 2002, filed herewith.
              Exhibit 99.2 Form of Debt Restructuring Agreement by and among I-Link Incorporated, Counsel Corporation (US) and Springwell Communications, LLC dated July 25, 2002, filed herewith.

                      ------------------------------------

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             I-LINK INCORPORATED
                                             (Registrant)

Dated:  August 9, 2002                       By:  /S James A. Giauque III
                                                  ------------------------------
                                                  James A. Giauque III
                                                  Acting Chief Financial Officer